UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2025

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia	30092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (404) 300-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock — $1.00 Par Value	CRD-A	New York Stock Exchange, Inc.
Class B Common Stock — $1.00 Par Value	CRD-B	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 4.01. Changes in Registrant’s Certifying Accountant.

As previously reported in the Current Report on Form 8-K filed December 12, 2024, on December 6, 2024, the Audit Committee selected KPMG LPP (“KPMG”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025. Ernst & Young LLP (“EY”) continued as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. On March 3, 2025, when the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with the SEC, EY completed its audit of the Company’s consolidated financial statements for such fiscal year, and the Company’s retention of EY as its independent registered public accounting firm with respect to the audit of the Company’s consolidated financial statements ended as of that date. On March 4, 2025, the Company engaged KPMG as its independent registered public accounting firm for the fiscal year ending December 31, 2025.

EY’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and 2024 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2023 and 2024, and the subsequent interim period through March 3, 2025, the effective date of EY’s dismissal, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to EY’s satisfaction, would have caused EY to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that EY furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of EY’s letter, dated March 4, 2025, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2023 and 2024, and the subsequent interim period through March 3, 2025, neither the Company nor anyone on its behalf has consulted with KPMG regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young, LLP to the Securities and Exchange Commission, dated March 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ Tami E. Stevenson
	Name:	Tami E. Stevenson
	Title:	SVP, General Counsel and Corporate Secretary

Date: March 4, 2025